UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2007

ARBIOS SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32603 (Commission File Number)	91-1955323 (I.R.S. Employer Identification No.)

1050 Winter Street, Suite1000 Waltham, MA (Address of Principal Executive Offices)	02451 (Zip Code)

(781) 839-7293
(Registrant’s Telephone Number, Including Area Code)

8797 Beverly Boulevard, #304
Los Angeles, CA 90048
(Former Address)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On April 3, 2007, Arbios Systems, Inc. issued a press release announcing preliminary results from a liver failure clinical trial. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference in this Item 7.01.

The information presented or incorporated herein under this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference to this Item 7.01 in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release of Arbios Systems, Inc. dated April 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBIOS SYSTEMS, INC.

Date: April 3, 2007	By:	/s/ Walter Ogier
Walter Ogier Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of Arbios Systems, Inc. dated April 3, 2007.